UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 11, 2020

MONOLITHIC POWER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51026	77-0466789
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5808 Lake Washington Blvd. NE, Kirkland, Washington 98033
(Address of principal executive offices) (Zip Code)

(425) 296-9956
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MPWR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Amendment and Restatement of the Amended Monolithic Power Systems, Inc. 2014 Equity Incentive Plan (the “Amended and Restated 2014 Equity Plan”)

The Board of Directors of Monolithic Power Systems, Inc. (the “Company”) previously approved, subject to stockholder approval, the Amended and Restated 2014 Equity Plan. As described below under Item 5.07, the Company’s stockholders approved the Amended and Restated 2014 Equity Plan at the 2020 Annual Meeting of Stockholders held on June 11, 2020 (the “Annual Meeting”). The Amended and Restated 2014 Equity Plan became effective on June 11, 2020, which, among other changes, extended the term for an additional ten years and increased the number of shares available for future issuance by 5,000,000 shares.

A detailed summary of the Amended and Restated 2014 Equity Plan is contained in the Company’s proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”). The foregoing description and the summary contained in the Proxy Statement do not purport to be complete and is qualified in their entirety by reference to the full text of the Amended and Restated 2014 Equity Plan, which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders:

(1)	elected two Class I directors to serve for three-year terms until the Company’s annual meeting of stockholders in 2023, or until their respective successors are duly elected and qualified.
(2)	ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.
(3)	approved, on an advisory basis, the 2019 compensation of the Company’s named executive officers.
(4)	approved the Amended and Restated 2014 Equity Plan.

The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, is set forth below.

(1)	Election of two Class I directors.

Nominee	For	Withheld	Broker Non-Votes
Victor K. Lee	30,803,042	11,145,393	998,942
James C. Moyer	24,585,714	17,362,721	998,942

(2)	Ratification of the appointment of the Company’s independent registered public accounting firm.

For	Against	Abstain	Broker Non-Votes
42,922,219	9,941	15,217	0

(3)	Approval, on an advisory basis, of the 2019 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
41,281,469	641,364	25,602	998,942

(4)	Approval of the Amended and Restated 2014 Equity Plan.

For	Against	Abstain	Broker Non-Votes
29,526,975	12,404,492	16,968	998,942

Item 8.01 Other Events.

On June 11, 2020, the Company issued a press release announcing the second quarter cash dividend of $0.50 per share to all stockholders of record as of the close of business on June 30, 2020. The dividend will be paid to stockholders on July 15, 2020. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. Exhibit	Description

10.1 + (1)	Monolithic Power Systems, Inc. Amended and Restated 2014 Equity Incentive Plan.
99.1 104	Press release issued on June 11, 2020, announcing the results of the Annual Meeting and the second quarter cash dividend. Cover Page Interactive Data File (embedded within the Inline XBRL document).

+     Indicates a management contract, or a compensatory plan or arrangement.
(1)  Incorporated by reference to Annexure B of the Registrant’s Definitive Proxy Statement on Form 14A (File No. 000-51026) filed with the Securities and Exchange Commission on April 29, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: June 12, 2020	By:	/s/ Saria Tseng
Saria Tseng
General Counsel